Exhibit 99.2

CB Richard Ellis Group, Inc. Second Quarter 2011 Earnings Conference Call July 28, 2011

Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance, business outlook and ability to complete and integrate our announced acquisition of the ING REIM businesses in Europe and Asia. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our second quarter earnings report, filed on Form 8-K, our current annual report on Form 10-K and our current quarterly report on Form 10-Q, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

Conference Call Participants Brett White Chief Executive Officer Gil Borok Chief Financial Officer Nick Kormeluk Investor Relations

Business Overview Q2 Highlights: Commercial real estate recovery continued despite economic uncertainty Total company revenue increased 21% to $1.4 billion with solid growth across all geographies Leasing and investment sales revenues improved by 22% and 44%, respectively Outsourcing revenue remained strong with a 13% overall increase – double digit contribution by all geographies Investment management revenue showed a significant increase primarily driven by higher asset management fees Normalized EBITDA increased to $172.4 million from $165.2 million in Q2 2010 Prior year quarter normalized EBITDA in Development Services was $19.0 million greater than the current year quarter, predominantly from outsized gains from property sales Current year quarter normalized EBITDA in Global Investment Management includes carried interest compensation expense of $5.3 million versus a benefit of $0.5 million in the prior year quarter Normalized EBITDA margin was 12.1% versus 14.1% in Q2 2010 Prior year normalized EBITDA margin was positively impacted by 160 bps driven by the gains, while the current year was negatively impacted by 40 bps from the carried interest expense

Q2 CBRE Wins



MASSACHUSETS
Vertex Pharmaceuticals
- CBRE spearheaded the largest single office lease transaction to occur in Boston's history.
- Vertex Pharmaceuticals signed a deal to lease 1.1M SF for their new headquarters campus which consists of two new Class A buildings at Fan Pier.

PRUPIM

UNITED KINGDOM
PRUPIM
- CBRE was selected by PRUPIM to provide property management and accounting services for its 45M SF U.K. property portfolio.
- This represents one of the largest outsourcing contracts for property management services ever in EMEA.



NEW YORK
Condé Nast Publications
- CBRE represented Condé Nast Publications in its 25 year 1M SF lease at One World Trade Center.
- This is the largest downtown Manhattan transaction to date in 2011.



AUSTRALIA
LaSalle Investment Management
- CBRE appointed by LaSalle Investment Management as the exclusive leasing agent for the Australia on Collins Shopping Center in Melbourne.



UNITED STATES
Blackstone Real Estate
- IndCor (a Blackstone Real Estate Advisors co.) selected CBRE to provide property management services for a 22M SF national, industrial portfolio.
- This is the largest asset services outsourcing award in the U.S. this year.



SPAIN
Burberry Group Plc.
- CBRE appointed to sell its Spanish headquarters.
- The three interconnected buildings are located in Barcelona's industrial district, El Besos, and cover over 430,000 SF in office and warehouse space.



CANADA
Hong Kong based entrepreneur
- CBRE arranged the $205M sale of two Sutton Place Hotel properties for Hong Kong businessman Christopher Ho.
- Properties are located in Vancouver and Edmonton.
- Sold to Northland Properties Group.



CHINA
Zhuhai Hengqin Headquarters Building Investment Co.
- CBRE appointed to provide development consultancy services in relation to a headquarters development project in Hengqin Island, Zhuhai.
- The project has 4.3M SF of retail, office, hotel and serviced apartments.

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 5

Q2 2011 Performance Overview Q2 2011 Q2 2010 Revenue1 $1,423.6 million $1,172.9 million Net Income2 GAAP $61.2 million Adjusted $67.0 million GAAP $54.8 million Adjusted $58.8 million EPS2,3 GAAP $0.19 Adjusted $0.21 GAAP $0.17 Adjusted $0.18 EBITDA4 $166.1 million $161.6 million Normalized EBITDA4,5 $172.4 million $165.2 million Normalized EBITDA Margin4,5 12.1% 14.1% Includes revenue from discontinued operations of $1.4 million and $1.0 million for the three months ended June 30, 2011 and 2010, respectively. Adjusted net income and adjusted EPS exclude amortization expense related to customer relationships acquired, integration and other costs related to acquisitions and cost containment expenses. All EPS information is based upon diluted shares. Includes EBITDA from discontinued operations of $0.8 million and $12.9 million for the three months ended June 30, 2011 and 2010, respectively. Normalized EBITDA excludes integration and other costs related to acquisitions and cost containment expenses.

Revenue Breakdown 2nd Quarter 2011 Includes revenue from discontinued operations of $1.4 million and $2.4 million for the three and six months ended June 30, 2011, respectively, and $1.0 million for the three and six months ended June 30, 2010. 35% 33% 16% 6% 4% 3% 1% 2% Three months ended June 30, Six months ended June 30, ($ in millions) 20111 20101% Change 20111 20101% Change Property & Facilities Management 498.7 441.1 13 977.0 861.7 13 Leasing 471.4 387.0 22 824.9 714.7 15 Sales 228.0 158.3 44 385.9 275.7 40 Appraisal & Valuation 89.7 77.2 16 165.0 147.1 12 Commercial Mortgage Brokerage 50.1 34.0 47 89.1 55.8 60 Investment Management 47.4 37.2 27 86.8 68.4 27 Development Services 15.2 18.3 -17 31.5 35.0 -10 Other 23.1 19.8 17 49.5 40.4 23 Total 1,423.6 1,172.9 21 2,609.7 2,198.8 19

Outsourcing CAGR 14% 1. Represents combined data for CBRE and TCC; does not include joint ventures and affiliates 1 Q2 2011 Wins 15 new 18 renewals 14 expansions Q2 Highlights: 47 long-term contracts signed in Q2 2011 All three geographic regions had double digit revenue growth Continued strong pipeline Large global occupiers continue to pursue efficiency through outsourcing Continued expansion in additional verticals such as government and healthcare as evidenced by USPS and Group Health Continued notable square footage accretion 1.2 1.3 1.4 1.6 1.9 2.2 2.6 2.8 2004 2005 2006 2007 2008 2009 2010 Q2 2011 Global Square Footage Managed (SF in billions)

US Market Statistics Source: CBRE Econometric Advisors (EA) Outlooks Fall 2011 preliminary (based on 2Q 2011 data) Starting in Fall 2011 retail has been expanded to include strip centers, neighborhood centers and community centers US Vacancy US Absorption Trends (in millions of square feet) 2Q10 1Q11 2Q11 4Q11 F 4Q12F 2009 2010 2011F 2012F 2Q10 2Q11 Office 16.8% 16.4% 16.2% 15.8% 14.6% -41.5 21.4 29.3 47.4 4.1 8.8 Industrial 14.5% 14.1% 13.9% 13.4% 12.1% -255.6 15.5 131.0 217.0 -5.7 26.1 Retail 13.1% 13.2% 13.3% 13.0% 12.2% -27.8 -3.6 6.8 34.5 -1.3 -1.4 Cap Rates Stable and Volumes Up Cap Rate Growth 1 2Q10 1Q11 2Q11 4Q11 F Office Volume ($B) 8.9 10.1 13.6 Cap Rate 8.0% 7.6% 7.2% -20 to +50 bps Industrial Volume ($B) 3.3 3.3 5.8 Cap Rate 8.2% 7.7% 7.9% -10 to +30 bps Retail Volume ($B) 2.8 5.7 14.4 Cap Rate 7.9% 7.4% 7.6% -20 to +30 bps Source: RCA July 2011 1. CBRE EA estimates

Sales and Leasing Revenue - Americas ($ in millions) Sales Leasing 55% 16% 68% 23% 2010 2011

Sales and Leasing Revenue – EMEA ($ in millions) Sales Leasing 10% 9% 12% 23% 2010 2011

Sales and Leasing Revenue – Asia Pacific ($ in millions) Sales Leasing 40% 28% 16% 17% 2010 2011

Development Services Balance Sheet Participation $79.4 million co-invested in Development Services at quarter end. $16.8 million in recourse debt to CBRE and repayment guarantees. 1. In Process figures include Long-Term Operating Assets (LTOA) of $1.4 billion for 2Q 11, $1.6 billion for 4Q 10, $1.4 billion for 4Q 09 and $0.4 billion for both 4Q 08 and 4Q 07. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. 1 Includes revenue from discontinued operations of $1.0 million for the three months ended June 30, 2010. Includes EBITDA from discontinued operations of $12.9 million for the three months ended June 30, 2010. 2.2 3.8 5.0 4.9 3.6 2.8 2.6 3.6 5.4 6.5 5.6 4.7 4.9 4.9 2.3 1.4 2.0 2.3 1.4 1.5 2.5 2.7 3.0 2.7 2.5 0.9 1.2 1.4 4Q98 4Q99 4Q00 4Q01 4Q02 4Q03 4Q04 4Q05 4Q06 4Q07 4Q08 4Q09 4Q10 2Q11 Projects In Process/Pipeline ($ in billions) In Process 1 Pipeline ($ in millions) 6/30/2011 6/30/2010 Revenue 1 17.2 19.7 EBITDA 2 9.4 28.4 EBITDA Margin 55% 144% Quarter Ended

Global Investment Management ($ in billions) ($ in millions) CAGR 18% CAGR 16% 1 Includes revenue from discontinued operations of $1.4 million and $2.4 million for the three and six months ended June 30, 2011, respectively. ING REIM Securities business acquisition closed on July 1st Remaining ING REIM business closing remains on-track for later in 2011 CBRE’s co-investments totaled $105.8 million at the end of Q2 2011 ($ in millions) ($ in millions) Annual Revenue 57.1 68.4 94.0 99.3 126.3 259.2 160.8 141.4 195.7 - - - 28.0 101.7 88.7 19.9 0.4 57.1 68.4 94.0 127.3 228.0 347.9 141.4 215.6 161.2 2002 2003 2004 2005 2006 2007 2008 2009 2010 Investment Management Carried Interest Asset Management Acquisition, Disposition & Incentive Rental Carried Interest 11.4 14.4 15.1 17.3 28.6 37.8 38.5 34.7 37.6 39.1 2002 2003 2004 2005 2006 2007 2008 2009 2010 Q2 2011 Assets Under Management

Global Investment Management Pro-forma Normalized EBITDA For the three months ended June 30, 2011, the Company recorded net carried interest incentive compensation expense of $5.3 million compared to a net reversal of $0.5 million in the comparable 2010 period, which were not associated with same period revenue. For the six months ended June 30, 2011 and 2010, the Company recorded net carried interest incentive compensation expense of $6.3 million and $0.6 million, respectively, which were not associated with same period revenue. As of June 30, 2011, the Company maintained a cumulative remaining accrual of such compensation expense of approximately $26 million, which pertains to anticipated future carried interest revenue. 1. Includes EBITDA from discontinued operations of $0.8 million and $1.9 million for the three and six months ended June 30, 2011, respectively. 2. Calculation includes EBITDA and revenue from discontinued operations. ($ in millions) 2011 2010 2011 2010 EBITDA 1 2.5 10.7 8.5 5.8 Add Back: Integration and other costs related to acquisitions 4.8 - 12.3 - Write-down of investments - - - 4.5 Cost containment expenses - - - 0.4 Normalized EBITDA 1 7.3 10.7 20.8 10.7 Net accrual (reversal) of incentive compensation expense related to carried interest revenue not in period 5.3 (0.5) 6.3 0.6 Pro-forma Normalized EBITDA 1 12.6 10.2 27.1 11.3 Pro-forma Normalized EBITDA Margin 2 21% 22% 25% 13% Three Months Ended June 30, Six Months Ended June 30,

Mandatory Amortization and Maturity Schedule $ millions 1. $700.0 million revolver facility matures in May 2015. As of June 30, 2011 the outstanding revolver balance was $111.2 million. As of June 30, 20111 - 200.0 400.0 600.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Term Loan A Term Loan B Term Loan D Sr. Subordinated Notes Sr. Unsecured Notes Revolver

Capitalization 1. Net of original issue discount of $11.7 million and $12.3 million at June 30, 2011 and December 31, 2010, respectively. 2. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $506.4 million and $623.8 million at June 30, 2011 and December 31, 2010, respectively. Excludes $302.5 million and $453.8 million of aggregate non-recourse warehouse facilities at June 30, 2011 and December 31, 2010, respectively. ($ in millions) 6/30/2011 12/31/2010 Variance Cash 752.1 506.6 245.5 Revolving credit facility 111.2 17.5 93.7 Senior secured term loan A 323.8 341.3 (17.5) Senior secured term loan B 297.7 299.2 (1.5) Senior secured term loan D 400.0 - 400.0 Senior subordinated notes 1 438.3 437.7 0.6 Senior unsecured notes 350.0 350.0 - Notes payable on real estate 2 13.6 3.7 9.9 Other debt 3 0.1 0.2 (0.1) Total debt 1,934.7 1,449.6 485.1 Stockholders' equity 1,083.0 908.2 174.8 Total capitalization 3,017.7 2,357.8 659.9 Total net debt 1,182.6 943.0 239.6 As of

Business Outlook We are early in the cyclical recovery with some expected bumps in the road to global economic recovery Outsourcing fundamentals remain strong and we continue to expect double digit growth Investment sales are expected to continue to grow at higher than normal rates Leasing growth is anticipated to be solid in the near term Expect growth in Americas & Asia Pacific to outpace EMEA Expense growth is expected to be slower for full year 2011 versus full year 2010 Continue to expect full year 2011 earnings to be in the range of $0.95 to $1.05 per share

GAAP Reconciliation Tables

Reconciliation of Normalized EBITDA to EBITDA to Net Income 1. Includes EBITDA related to discontinued operations of $0.8 million and $12.9 million for the three months ended June 30, 2011 and 2010, respectively. 2. Includes depreciation and amortization related to discontinued operations of $0.2 million for the three months ended June 30, 2011 and 2010. 3. Includes interest expense related to discontinued operations of $0.6 million and $0.7 million for the three months ended June 30, 2011 and 2010, respectively. 4. Includes provision for income taxes related to discontinued operations of $4.5 million for the three months ended June 30, 2010. 5. Includes revenue related to discontinued operations of $1.4 million and $1.0 million for the three months ended June 30, 2011 and 2010, respectively. ($ in millions) 2011 2010 Normalized EBITDA 1 172.4 $ 165.2 $ Adjustments: Integration and other costs related to acquisitions 6.3 1.0 Cost containment expenses - 2.6 EBITDA 1 166.1 161.6 Add: Interest income 1.9 3.1 Less: Depreciation and amortization 2 25.6 27.7 Interest expense 3 34.9 51.0 Provision for income taxes 4 46.3 31.2 Net income attributable to CB Richard Ellis Group, Inc. 61.2 54.8 Revenue 5 1,423.6 $ 1,172.9 $ Normalized EBITDA Margin 1 12.1% 14.1% Three Months Ended June 30,

Reconciliation of Net Income to Net Income, As Adjusted ($ in millions, except for per share data) 2011 2010 Net income attributable to CB Richard Ellis Group, Inc. 61.2 $ 54.8 $ Integration and other costs related to acquisitions, net of tax 3.9 0.6 Amortization expense related to customer relationships acquired, net of tax 1.9 1.8 Cost containment expenses, net of tax - 1.6 Net income attributable to CB Richard Ellis Group, Inc., as adjusted 67.0 $ 58.8 $ Diluted income per share attributable to CB Richard Ellis Group, Inc., as adjusted 0.21 $ 0.18 $ Weighted average shares outstanding for diluted income per share 324,093,042 318,425,227 Three Months Ended June 30,